UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 12, 2006

BPI Energy Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	001-32695	75-3183021
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

30775 Bainbridge Road, Suite 280, Solon, Ohio	44139
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (440) 248-4200
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement
On October 12, 2006, BPI Energy Holdings, Inc. (the “Company”) entered into a Separation Agreement and Waiver and Release (the “Separation Agreement”) with George J. Zilich, effective October 12, 2006 (the “Separation Date”). Pursuant to the Separation Agreement, Mr. Zilich resigned his positions as Chief Financial Officer and General Counsel of the Company and as a member of the Company’s Board of Directors, effective as of October 12, 2006. Under the Separation Agreement, Mr. Zilich will be entitled to receive a lump sum payment of $250,000, 250,000 unrestricted common shares of the Company, $50,000 to be paid in bi-monthly equal installments from October 15, 2006 through December 31, 2006, $100,000 paid on each of three dates from January 2, 2007 through January 2, 2008, immediate vesting of his restricted stock and medical and dental insurance coverage through the second anniversary of the Separation Date. In addition, Mr. Zilich agreed not to compete with the Company nor solicit any of its employees for a period of two years. Mr. Zilich also agreed to be available to provide consulting services to the Company through January 2, 2008, including assisting with an orderly transition when his replacement is named.
The foregoing description of the Separation Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.
ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On October 12, 2006, George J. Zilich resigned as the Company’s Chief Financial Officer and General Counsel and as a Director.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
10.1	Separation Agreement, dated October 12, 2006, by and between BPI Energy Holdings, Inc. and George J. Zilich.

99.1	Press Release of BPI Energy Holdings, Inc. dated October 13, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPI Energy Holdings, Inc.
By:	/s/ James G. Azlein
James G. Azlein
Chief Executive Officer and President

Date: October 16, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation Agreement, dated October 12, 2006, by and between BPI Energy Holdings, Inc. and George J. Zilich.

99.1	Press Release of BPI Energy Holdings, Inc. dated October 13, 2006.